INCOME TAXES (Details 1) - USD ($)	Mar. 31, 2017	Mar. 31, 2016
Equipment	$ 73,520	$ 52,331
Share issue costs	1,456	3,586
SR&ED pool	464,746	400,557
Other	629,266	215,202
Non-capital losses - Canada	2,067,203	1,587,439
Net operating losses - U.S.	4,534,710	589,491
Valuation allowance	(5,956,118)	(2,848,606)
Deferred Tax Liabilities, Net, Total	1,814,783	0
Intangibles and other	(1,814,783)	0
Deferred Tax Assets, Net	$ 0	$ 0